SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

Strategic Alternatives Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

February 10, 2023

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Strategic Alternatives Fund (the “SAF”), a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved a new sub-advisory agreement with Westwood Management Corp. (“WMC”), the investment adviser affiliate of Westwood Holdings Group, Inc. (“WHG”), on behalf of the SAF, and a new sub-subadvisory agreement between WMC and Broadmark Asset Management LLC (“Broadmark”) (collectively, the “New SAF Agreements”). Forward Management, LLC (d/b/a Salient) (“Salient”) and Broadmark served as sub-adviser and sub-subadviser, respectively, to the SAF. On November 18, 2022, Salient Partners, L.P. and its related entities, including Salient and Broadmark, were acquired by WHG (“the “Acquisition”). As a result of the Acquisition, Salient ceased operations, and as such, the sub-advisory agreement among the Trust, GuideStone Capital Management, LLC and Salient and the sub-subadvisory agreement between Salient and Broadmark terminated. Accordingly, the Board considered and approved the New SAF Agreements prior to the Acquisition, which are substantially similar to the previous sub-advisory agreements with Salient on behalf of the SAF, and between Salient and Broadmark.

Pursuant to an exemptive order received by the Trust, which is discussed within this Information Statement, the approval of the New SAF Agreements did not require a shareholder vote.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

Strategic Alternatives Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to the Strategic Alternatives Fund (the “SAF”), a series of GuideStone Funds (the “Trust”). We encourage you to access and review all of the important information contained in this Information Statement, available online at: GuideStoneFunds.com/Fund-Literature.

The Information Statement describes the approval of new sub-advisory agreements with respect to the SAF. On November 10, 2022, the Board of Trustees of the Trust (the “Board”) approved a new sub-advisory agreement with Westwood Management Corp. (“WMC”), on behalf of the SAF, and a new sub-subadvisory agreement between WMC and Broadmark Asset Management LLC (collectively, the “New SAF Agreements”). Additional information about the New SAF Agreements and the Board’s approval of the New SAF Agreements is contained within the Information Statement.

Please note that under an exemptive order granted by the U.S. Securities and Exchange Commission, GuideStone Capital Management, LLC is permitted, subject to approval of the Board, to select sub-advisers for the SAF and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the SAF, and subject to certain conditions.

This Notice of Internet Availability of the Information Statement is being mailed on or about February 10, 2023. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the SAF share the same address, and the SAF or your broker or bank (for “street name” accounts) has received consent to household material, then the SAF or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the SAF or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the SAF will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

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To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

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GUIDESTONE FUNDS

Strategic Alternatives Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

February 10, 2023

This document is an Information Statement for shareholders of the Strategic Alternatives Fund (the “SAF”), a series of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. The Notice of Internet Availability of Information Statement will be mailed on or about February 10, 2023, to the shareholders of record of the SAF as of January 31, 2023 (the “Record Date”).

As described in the SAF’s prospectus, the assets of the SAF are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), to select sub-advisers for the SAF and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the SAF, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of a new sub-advisory agreement with Westwood Management Corp. (“WMC”), the investment adviser affiliate of Westwood Holdings Group, Inc. (“WHG”), on behalf of the SAF (the “WMC Agreement”), and a new sub-subadvisory agreement between WMC and Broadmark Asset Management LLC (“Broadmark”) (the “Broadmark Agreement” and together with the WMC Agreement, the “New SAF Agreements”).

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This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The SAF will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 5,072,126.358 shares of the Investor Class and 20,097,938.260 shares of the Institutional Class of the SAF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the SAF as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the SAF as of the Record Date.

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I.	Acquisition of Forward Management, LLC (d/b/a Salient) and Broadmark Asset Management LLC

A. Overview

On May 26, 2022, WHG announced that it had entered into a definitive agreement to acquire Salient Partners, L.P. and its related entities, including Forward Management, LLC (d/b/a Salient) (“Salient”) and Broadmark (the “Acquisition”). As a result of the Acquisition, Salient would cease operations and the investment advisory agreement among the Trust, the Adviser and Salient and the sub-subadvisory agreement between Salient and Broadmark would terminate. Accordingly, the Board considered and approved the New SAF Agreements, which were substantially similar to the previous sub-advisory agreement with Salient on behalf of the SAF and sub-subadvisory agreement between Salient and Broadmark. The New SAF Agreements were effective upon the close of the Acquisition on November 18, 2022. Consequently, upon close of the Acquisition, both the sub-advisory agreement with Salient on behalf of the SAF and the sub-subadvisory agreement between Salient and Broadmark terminated.

B. Approval of the New SAF Agreements

At a regular meeting held on November 10, 2022, the Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as the term “interested person” is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“1940 Act”) advised by independent legal counsel, considered and unanimously approved the Adviser’s proposal to approve the New SAF Agreements.

The Adviser’s recommendation to approve the New SAF Agreements was based on its consideration that there would not be any change to the nature, extent or quality of the investment advisory services that Broadmark provides or any change to the fee schedules assessed by WMC and Broadmark for investment advisory services to the SAF.

C. Board Considerations

In making its determination to approve the New SAF Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. The Board noted that the Acquisition was anticipated to occur on or about November 18, 2022, and that upon the Acquisition, the sub-advisory agreement with Salient, on behalf of the SAF, and the sub-subadvisory agreement between Salient and Broadmark, would be terminated as a result of the dissolution of Salient.

The Board considered that the New SAF Agreements were substantially similar to the current agreements. The Board noted that Broadmark confirmed it would retain its autonomy in its relationship with WHG, ensuring that the firm’s investment philosophies, processes and brand would remain unchanged. The Board took into account that WMC and Broadmark stated there would not be any change to the nature, extent or quality of the investment sub-advisory services provided to the SAF. Further, the Board took note of the Adviser’s representation that the portfolio management team and the investment processes for Broadmark would remain the same after the Acquisition. The Board considered the anticipated benefits to Broadmark as a result of the Acquisition, such as increased access to global distribution, capital and resources.

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The Board reviewed the factors that it should consider in evaluating whether to approve WMC as a new sub-adviser to the SAF and the materials provided to support each factor. Such factors included the nature, extent and quality of the services to be provided by WMC; the fees charged by WMC for its services; and information regarding the ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), human resources practices, business continuity and cybersecurity policies and practices, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes of WMC. The Board received and considered information about WMC’s potential to contribute economies of scale as the SAF grows in size. The Board considered the profitability information provided by WMC and by Broadmark for the services expected to be provided to the SAF. The Trustees also considered the Adviser’s assessment of WMC’s and Broadmark’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by WMC and Broadmark, believed that they are financially sound.

The Board considered the fees to be paid to WMC and Broadmark under the New SAF Agreements, as well as the overall fee structure, in light of the nature, extent and quality of the services to be provided and noted that there would not be any change to the current fee schedule with Salient and Broadmark, as WMC would adopt the same fee schedule upon close of the Acquisition. The Board noted that the SAF would pay fees to WMC and that WMC, and not the SAF nor the Adviser, would pay fees to Broadmark directly. The Board also considered the fees charged by other investment advisers that offer similar services. The Board additionally noted that there would be no impact to the Adviser’s profitability as a result of the New SAF Agreements.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by WMC, Broadmark and their affiliates as a result of the New SAF Agreements. The Board concluded that any potential benefits to be derived by WMC and Broadmark included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds. The Board considered the Adviser’s representation that Broadmark would be comfortable continuing to manage its strategy in accordance with the SAF’s faith-based investment policy.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that WMC and Broadmark would provide investment management services that are appropriate in scope and that the fees to be paid to WMC and Broadmark under the New SAF Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of WMC or Broadmark. In addition, since January 1, 2022, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which WMC, Broadmark, any parent or subsidiary of WMC or Broadmark or any subsidiary of a parent of such entities was, or is to be, a party.

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Information Regarding WMC and Broadmark. WMC is a registered investment adviser that commenced operations in 1983 and provides portfolio management services to individuals, investment companies, pension and profit-sharing plans, trusts, estates, charitable organizations, corporations, state and municipal government entities, pooled investment vehicles and sovereign wealth funds. As of September 30, 2022, the firm had approximately $8.7 billion in AUM.

WMC has engaged Broadmark to serve as sub-subadviser to manage the SAF portfolio account. Broadmark is a registered investment adviser and commenced operations in July 1999. Broadmark provides advisory services on a discretionary basis to clients, which include individuals and institutions with separately managed accounts, registered investment companies and other investment advisers. Broadmark’s top-down, directional investment strategy seeks to address stock market risk and to capitalize on persistent, recurring market inefficiency, in part by managing the ongoing net exposure to the broad equity market at a substantially reduced level of volatility. Christopher J. Guptill, Co-Chief Executive Officer, Chief Investment Officer and Portfolio Manager, is responsible for managing a portion of the SAF and has been with the firm since its inception. As of December 31, 2022, Broadmark had approximately $1.3 billion in AUM. More information about WMC and Broadmark is provided in Appendix B.

Description of the New SAF Agreements. The New SAF Agreements became effective on November 18, 2022, and at that time, WMC began providing services to the SAF and Broadmark continued its services to the SAF. This description of the New SAF Agreements is qualified in its entirety by the New SAF Agreements, which are included in Appendix C and D. The terms of the WMC Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the SAF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) specific to WMC the delegation of duties to a sub-subadviser (i.e., Broadmark). The terms of the Broadmark Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the SAF’s other sub-advisers, except as to (1) parties; (2) the delegation of duties by the sub-adviser, WMC, to Broadmark, as the sub-subadviser; (3) effective date; and (4) the sub-subadvisory fee payment arrangement and fee schedule.

The New SAF Agreements will continue in effect for an initial term of two years. Thereafter, the New SAF Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the SAF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the WMC Agreement, WMC will manage the assets of the SAF that are allocated to the firm by the Adviser. Under the Broadmark Agreement, WMC may delegate the management of the assets allocated to WMC to Broadmark. WMC has discretion pursuant to the WMC Agreement to purchase and sell securities for its allocated segment of the SAF’s assets in accordance with the SAF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to WMC. Broadmark has discretion pursuant to the Broadmark Agreement to purchase and sell securities for the portion of WMC’s allocated segment of the SAF’s assets that WMC delegates to Broadmark in accordance with the SAF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to WMC and then WMC to Broadmark. Although WMC is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, and in the case of Broadmark, also WMC, these parties do not evaluate the investment merits of specific securities transactions.

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The New SAF Agreements recognize that WMC and Broadmark may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The New SAF Agreements also provide that WMC and Broadmark will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Broadmark effects on behalf of the SAF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the SAF’s performance with respect to Broadmark’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that WMC and/or Broadmark normally make available to its institutional investors or other customers.

The New SAF Agreements do not protect the New Sub-Advisers against liability to the SAF or the SAF’s shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach of their duties or obligations under each respective New Sub-Advisory Agreement, whether expressed or implied. The New SAF Agreements will terminate automatically with respect to the SAF upon assignment or upon the termination of the SAF’s Advisory Agreement with the Adviser. The WMC Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the SAF, on sixty (60) days’ written notice to WMC; (2) the Adviser, immediately upon written notice to WMC; and (3) WMC on ninety (90) days’ written notice to the SAF and the Adviser. The Broadmark Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the SAF, on sixty (60) days’ written notice to Broadmark; (2) WMC, immediately upon written notice to Broadmark; and (3) Broadmark on ninety (90) days’ written notice to the SAF and WMC.

Further Information. More information about WMC and Broadmark is included in Appendix B. The above information on the New SAF Agreements is only a summary and is qualified in its entirety by reference to the text of each respective New SAF Agreement, which are included in their entirety in Appendix C and D, respectively. Copies of each New SAF Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

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II.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the SAF may engage in brokerage transactions with brokers that are affiliates of the Adviser or the SAF’s sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the SAF’s sub-advisers. For the fiscal year ended December 31, 2022, the SAF did not engage in affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the SAF share the same address, and the SAF or your broker or bank (for “street name” accounts) has received consent to household material, then the SAF or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the SAF or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the SAF will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and
Secretary of the Trust

February 10, 2023

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APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of January 31, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,992,012.133	59%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,106,775.469	22%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	298,581.992	6%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,929,890.861	25%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas, TX 75381-9109	2,627,430.655	13%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,441,669.655	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,231,253.148	11%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,806,671.526	9%
Strategic Alternatives Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,303,377.159	6%

A-1

APPENDIX B

MORE INFORMATION ABOUT

WESTWOOD MANAGEMENT CORP. AND

BROADMARK ASSET MANAGEMENT LLC

Westwood Management Corp. (“WMC”), is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). WMC is a wholly owned subsidiary of Westwood Holdings Group, Inc. (“WHG”), a NYSE-listed (NYSE: WHG) investment management boutique and wealth management firm. WMC and WHG have principal offices located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. WMC had approximately $8.7 billion in assets under management as of September 30, 2022.

Broadmark Asset Management LLC (“Broadmark”) has been a registered investment adviser under the Advisers Act since 2000 and is an affiliate of WMC. Broadmark’s principal owners are the firm’s employees in the aggregate (as a group) and WHG. As of January 1, 2023, WHG owned 78.68% of Broadmark’s outstanding voting securities. Broadmark has a principal business address at 1808 Wedemeyer Street, Suite 210, San Francisco, California 94129. Broadmark continues to provide the investment team to manage the strategy used for the Strategic Alternatives Fund. As of December 31, 2022, Broadmark had approximately $1.3 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of WMC:

Name	Principal Occupations
Randy A. Bowman	Director
Susan M. Byrne	Director
Brian O. Casey	Chief Executive Officer and Director
Murray “Terry” Forbes, III	Chief Financial Officer and Treasurer
Richard M. Frank	Chairman of the Board of Directors
Fabian Gomez	President
Julie K. Gerron	Chief Compliance Officer
Ellen H. Masterson	Director
J. Porter Montgomery	Chief Operating Officer
Geoffrey R. Norman	Director

The business address of each person listed above is the same as the address for WMC.

B-1

As of January 1, 2023, listed below are the names, addresses and principal occupations for the directors and principal executive officers of Broadmark:

Name	Principal Occupations
Ricardo L. Cortez	Co-Chief Executive Officer, Manager and Member
Julie K. Gerron	Chief Compliance Officer
Christopher J. Guptill	Co-Chief Executive Officer, Chief Investment Officer, Manager and Member
William R. Hardcastle	Manager
Laura A. Hespe	Chief Operating Officer and Member
J. Porter Montgomery	Manager
Timothy S. Rogers	Manager

The business address of each person listed above is the same as the address for Broadmark.

WMC and Broadmark serve as investment adviser and sub-adviser, respectively, to the below investment company which has an investment objective similar to the strategy within the Strategic Alternatives Fund.

Fund	Approximate Net Assets as of December 31, 2022 (in millions)	Annual Investment Advisory Fee	Fee Waivers
Westwood Broadmark Tactical Growth Fund	$271.3	1.10%	None

B-2

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and WESTWOOD MANAGEMENT CORP., a registered investment adviser organized under the laws of the State of New York (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (the “Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time by agreement of the parties (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.   Appointment.

(a)  The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

(b)  With respect to the Fund, the Sub-Adviser may enter into one or more contracts with an affiliate that is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (each a “Sub-Advisory Contract”) in which the Sub-Adviser delegates to such affiliated sub-advisers any or all of its duties hereunder, provided that each Sub-Advisory Contract imposes on the affiliated sub-adviser an obligation to be bound by all the corresponding duties and conditions to which the Sub-Adviser is subject hereunder to the extent applicable, and further provided that each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder. Each such Sub-Advisory Contract shall be approved prior to commencement of an initial two-year term and then at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement or the applicable Sub-Advisory Contract; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC. Each Sub-Advisory Contract then in existence shall terminate automatically upon the termination of this Agreement.

2.   Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.   Duties as Sub-Adviser.

(a)  Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, and the policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Adviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement, including the policies and procedures applicable to the Sub-Adviser listed on Schedule B hereto. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents, including derivative trading agreements, required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the 1940 Act, the Registration Statement, and all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)  In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(d)  Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Advisers Act, and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the SEC, SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants (“FCMs”) and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will, upon request, provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time as necessary.

(e)  In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, except as otherwise permitted herein the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)  The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(g)  All transactions for the Fund Account will be consummated by delivery of assets to or from the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Custodian and, upon request, confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)  The Sub-Adviser agrees to provide, or cause any applicable affiliated sub-adviser to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account.

(i)  In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in determining the fair valuation of portfolio securities held in the Fund Account. Upon request of the Adviser or the Administrator, the Sub-Adviser will provide reasonable assistance to the Adviser with respect to the valuation of any portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. In those circumstances, an approved fair valuation methodology may be utilized by the Sub-Adviser to establish a price, at which time a fair valuation recommendation would be provided to the Adviser. The Sub-Adviser will maintain records with respect to securities fair valuation information provided hereunder and shall provide such information to the Adviser upon request. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(j)  The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(k)  As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer and compliance personnel, and the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and special reports in the event of compliance problems.

(l)  The Sub-Adviser is permitted to enter into arrangements with other persons affiliated with the Sub-Adviser (including as sub-advisers as provided in Section 1(b)) and/or use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under this Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(m)  The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall make reasonable efforts to provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other actions or proceedings in which the Fund may be entitled to participate involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.   Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.   Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser shall, in accordance with its proxy voting policies and procedures, have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will, upon request, report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as reasonably practicable: (i) any material update of such policies and procedures; and (ii) such other information that the Sub-Adviser maintains in the ordinary course of business as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.   Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.   Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.   Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.   Indemnification.

(a)  The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(b)  The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)  The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(d)  The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(e)  The indemnification in this Section 9 shall survive the termination of this Agreement.

10.  Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)  The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)  The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)  The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)  The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment advisory services to the Fund Account as contemplated hereby.

(e)  The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.  Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)  The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment advisory services to the Fund Account as contemplated hereby.

(b)  The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; or (v) will promptly notify the Sub-Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Adviser reasonably determines could have a materially adverse impact on the Adviser’s ability to satisfy its obligations under this Agreement, or would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.  Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)  The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to, upon request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)  The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)  The Sub-Adviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board and the Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)  The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(e)  The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear the reasonable expenses of the Trust and the Adviser that would not otherwise have been incurred in the ordinary course of such a change in control, if any, arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)  The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall upon request endeavor to provide to the Adviser a certificate stating the amount or scope of such insurance.

(g)  The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)  The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)  The Sub-Adviser agrees to promptly notify the Adviser of trade errors made by the Sub-Adviser in connection with its management of the Fund Account.

(j)  The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)  The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)  The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.  Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.  Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 14 shall survive any termination of this Agreement.

15.  Duration and Termination.

(a)  Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Fund, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)  This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)  This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund.

(e)  This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

16.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify this Agreement without a shareholder vote). Notwithstanding the foregoing, Schedule B and Schedule C to this Agreement may be amended from time to time by the Adviser by notice to and acceptance by the Sub-Adviser.

17.  Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.  Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.  Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.  Reference to the Sub-Adviser. Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within three (3) business days after its receipt thereof, such materials shall be deemed approved. Notwithstanding the foregoing, the Sub-Adviser’s consent is deemed given hereby for the Adviser, the Trust and/or the Fund to publish and distribute Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement that identifies the Sub-Adviser or any of its affiliates as sub-adviser(s) to the Fund.

21.  No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.  Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.  Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:   Melanie Childers, Vice President – Fund Operations and Secretary

Email: melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Attn: Steve Paddon

Email: spaddon@westwoodgroup.com

With copies to:

Julie Gerron, General Counsel

Email: jgerron@westwoodgroup.com

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date of consummation of the announced transaction in which Sub-Adviser is to acquire Forward Management, LLC (d/b/a Salient).1

GUIDESTONE FUNDS, on behalf of the series of the Trust listed on Schedule A

By:
Name:	John R. Jones
Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:
Name:	David S. Spika
Title:	President and Chief Investment Officer

WESTWOOD MANAGEMENT CORP.

By:
Name:	William R. Hardcastle, Jr.
Title:	Senior Vice President

1 Original Agreement dated as of the date of the consummation of the announced transaction in which the Sub-Adviser is to acquire Forward Management, LLC (d/b/a Salient) .

APPENDIX D

SUB-SUBADVISORY AGREEMENT

THIS SUB-SUBADVISORY AGREEMENT (“Agreement”) is made among Westwood Management Corp., a registered investment adviser organized under the laws of the State of New York (“Sub-Adviser”), and Broadmark Asset Management LLC, a limited liability company organized under the laws of the State of Delaware (“Sub-Subadviser”).

WHEREAS, the Sub-Adviser has entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with GuideStone Funds (“Trust”), a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and GuideStone Capital Management, LLC (“Adviser”), a limited liability company organized under laws of the State of Texas, to furnish investment advisory services to the series of the Trust listed on Schedule A to the Sub-Advisory Agreement, as such Schedule A may be amended from time to time by agreement of the parties (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires); and

WHEREAS, under the Sub-Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (the “Board”), the Sub-Adviser is authorized to retain one or more investment sub-subadvisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Sub-Adviser desires to retain the Sub-Subadviser to furnish investment advisory services to the Fund, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Subadviser is willing to furnish such services to the Sub-Adviser and the Fund; and

WHEREAS, the Sub-Adviser wishes to retain the Sub-Subadviser to provide it with sub-advisory services as described below in connection with Sub-Adviser’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Adviser may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Subadviser as it is for its own acts and omissions.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Sub-Adviser and the Sub-Subadviser agree as follows:

1.   Appointment. The Sub-Adviser hereby appoints the Sub-Subadviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Sub-Adviser determines to assign to the Sub-Subadviser (those assets being referred to as the “Fund Account”). The Sub-Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Subadviser. The Sub-Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or the Sub-Adviser in any way or otherwise be deemed an agent of the Trust, the Adviser or the Sub-Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser or the Sub-Adviser and the Sub-Subadviser.

2.   Acceptance of Appointment. The Sub-Subadviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.     Duties as Sub-Subadviser.

(a)   Subject to the supervision and direction of the Board and of the Adviser and Sub-Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Subadviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Subadviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Subadviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Subadviser has written notice. The Sub-Adviser will deliver to the Sub-Subadviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Subadviser, as is necessary for the Sub-Subadviser to carry out its obligations under this Agreement. The Sub-Subadviser is authorized on behalf of the Fund Account to enter into and execute any documents, including derivative trading agreements, required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the 1940 Act, the Registration Statement, and all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Subadviser.

(b)   In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Subadviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Sub-Adviser shall provide in writing to the Sub-Subadviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Sub-Adviser will provide the Sub-Subadviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Subadviser. If the Sub-Subadviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Sub-Adviser during normal business hours, and the Sub-Adviser will provide instructions upon which the Sub-Subadviser may rely in purchasing and selling securities for the Fund Account.

(c)   The Sub-Subadviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Subadviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Subadviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Subadviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Subadviser to the extent permitted herein) who provide the Sub-Subadviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Subadviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Subadviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Subadviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Subadviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Subadviser, the Sub-Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Subadviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Subadviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(d)   Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Subadviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Subadviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Subadviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Subadviser, in so doing. The Sub-Subadviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Subadviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants, and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Subadviser to comply with this paragraph, the Sub-Adviser agrees that it will, upon request, provide the Sub-Subadviser with a written list of the Trust’s affiliated persons (excluding the Fund’s subadvisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time, as necessary.

(e)   In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, except as otherwise permitted herein the Sub-Subadviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Subadviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)   The Sub-Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Subadviser on behalf of the Fund, and will furnish the Board, the Adviser, the Sub-Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Subadviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Subadviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Subadviser’s recordkeeping policies or regulatory obligations. The Sub-Subadviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 12 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. For the avoidance of doubt, where the Sub-Subadviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Subadviser shall promptly inform the Trust, the Adviser and the Sub-Adviser of the disclosure of such information unless the Sub-Subadviser is prohibited from so doing by law.

(g)   All transactions for the Fund Account will be consummated by delivery of assets to or from the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Subadviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Subadviser shall advise the Custodian and, upon request, confirm in writing to the Trust, to the Adviser, to the Sub-Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Sub-Adviser. The Sub-Adviser represents to the Sub-Subadviser that the Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Subadviser. The Sub-Adviser represents to the Sub-Subadviser that the Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Subadviser; provided, that it shall be the responsibility of the Sub-Subadviser to notify the Adviser and the Sub-Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)   The Sub-Subadviser agrees to provide, at such times as shall be reasonably requested by the Board, the Adviser or the Sub-Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account.

(i)   In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Subadviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in determining the fair valuation of portfolio securities held in the Fund Account. Upon request of the Adviser, the Sub-Adviser or the Administrator, the Sub-Subadviser will provide reasonable assistance with respect to the valuation of any portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Subadviser shall promptly notify the Adviser and the Sub-Adviser if, for any reason, the Sub-Subadviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. In those circumstances, an approved fair valuation methodology may be utilized by the Sub-Subadviser to establish a price, at which time a fair valuation recommendation would be provided to the Adviser and the Sub-Adviser. The Sub-Subadviser will maintain records with respect to securities fair valuation information provided hereunder and shall provide such information to the Adviser and the Sub-Adviser upon request. Notwithstanding the foregoing, the Sub-Adviser hereby acknowledges that the Sub-Subadviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(j)   The Sub-Subadviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust, the Adviser or the Sub-Adviser, the Sub-Subadviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Subadviser and other documents provided to the Sub-Subadviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Subadviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(k)   As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Subadviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Subadviser’s provision of portfolio management services hereunder), the Sub-Subadviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Subadviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Subadviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Subadviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Subadviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Subadviser and its supervised persons; and (C) the Sub-Subadviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Subadviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Subadviser’s chief compliance officer and compliance personnel, and the Sub-Subadviser shall provide the Trust’s chief compliance officer with periodic reports and special reports in the event of compliance problems.

(l)   The Sub-Subadviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Subadviser, each of whom shall be treated as an “associated person” of the Sub-Subadviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Subadviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Subadviser in assisting the Sub-Subadviser under this Agreement to the same extent as if the Sub-Subadviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Subadviser and none of the Fund, the Adviser nor the Sub-Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Subadviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser, the Sub-Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser, the Sub-Adviser or the Fund.

(m)   The Sub-Subadviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Subadviser shall make reasonable efforts to provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other actions or proceedings in which the Fund may be entitled to participate involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Subadviser, the Sub-Subadviser shall, to the extent commercially reasonable and legally permissible, inform the Trust, the Adviser and the Sub-Adviser if the Sub-Subadviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.   Further Duties. In all matters relating to the performance of this Agreement, the Sub-Subadviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Subadviser in writing, and with the written instructions and written directions of the Board, the Adviser and the Sub-Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Sub-Adviser agrees to provide to the Sub-Subadviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board, the Adviser and the Sub-Adviser, and any amendments or supplements to any of these materials to the extent such materials have been provided to the Sub-Adviser.

5.   Proxies. Unless the Adviser or the Sub-Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Subadviser shall, in accordance with its proxy voting policies and procedures, have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Subadviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Sub-Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Subadviser (or its designated agent, for which the Sub-Subadviser will remain liable) all relevant proxy solicitation materials. The Sub-Subadviser will, upon request, report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Subadviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser and the Sub-Adviser as soon as reasonably practicable: (i) any material update of such policies and procedures; and (ii) such other information that the Sub-Subadviser maintains in the ordinary course of business as is necessary to assist the Adviser and the Sub-Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.   Expenses. During the term of this Agreement, the Sub-Subadviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Sub-Adviser represents to the Sub-Subadviser that the Fund shall be responsible for its expenses.

7.   Compensation. The compensation of the Sub-Subadviser for its services under this Agreement shall be calculated daily and paid monthly by the Sub-Adviser, in accordance with the attached Schedule A. The Sub-Subadviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Sub-Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.     Liability and Indemnification.

(a)   The Sub-Subadviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(b)   The Sub-Adviser hereby agrees to indemnify and hold harmless the Sub-Subadviser, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the “Indemnified Parties”) against any and all losses, claims damages or liabilities (including reasonable attorneys’ fees and expenses), joint or several, relating to the Trust, the Adviser or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended, the 1934 Act, the Advisers Act, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this Section 8 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Adviser, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

(c)   The indemnification in this Section 8 shall survive the termination of this Agreement.

9.     Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)   The Sub-Adviser has been duly authorized by the Board to delegate to the Sub-Subadviser the provision of investment advisory services to the Fund Account as contemplated hereby.

(b)   The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; or (v) will promptly notify the Sub-Subadviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to satisfy its obligations under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also promptly notify the Sub-Subadviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

10.  Representations of the Sub-Subadviser. The Sub-Subadviser represents, warrants and agrees that:

(a)  The Sub-Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust, the Adviser and the Sub-Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Subadviser reasonably determines could have a materially adverse impact on the Sub-Subadviser’s ability to provide services under this Agreement, or would disqualify the Sub-Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Subadviser will also promptly notify the Trust, the Adviser and the Sub-Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Subadviser further agrees to, upon request, review any statement regarding the Sub-Subadviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Subadviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)  The Sub-Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Subadviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Sub-Adviser have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Subadviser will notify the Adviser and the Sub-Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Subadviser will also notify the Adviser and the Sub-Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator. The Sub-Subadviser will notify the Trust and the Sub-Adviser of material changes to its Compliance Procedures.

(c)  The Sub-Subadviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser, the Sub-Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Subadviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Subadviser shall furnish to the Trust, the Adviser and the Sub-Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Subadviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Subadviser shall: (iii) promptly report to the Board, the Adviser and the Sub-Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Subadviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser and the Sub-Adviser on any material violations of the Sub-Subadviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser or the Sub-Adviser, the Sub-Subadviser shall permit the Adviser, the Sub-Adviser, their employees or their agents to examine the reports required to be made to the Sub-Subadviser by Rule 17j-1(d)(1) and related records.

(d)  The Sub-Subadviser has provided the Trust, the Adviser and the Sub-Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust, the Adviser and the Sub-Adviser at least annually.

(e)  The Sub-Subadviser will notify the Trust, the Adviser and the Sub-Adviser of any change of control of the Sub-Subadviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Subadviser, in each case prior to such change if the Sub-Subadviser is aware of such change but in any event not later than as soon as reasonably practicable after such change.

(f)  The Sub-Subadviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. The Sub-Subadviser shall upon request endeavor to provide to the Adviser and the Sub-Adviser a certificate stating the amount or scope of such insurance.

(g)  The Sub-Subadviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)  The Sub-Subadviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser, the Sub-Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the applicable party. For the avoidance of doubt, the Sub-Subadviser may identify itself as a sub-subadviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Subadviser may use the performance of the Fund Account in its composite performance.

(i)  The Sub-Subadviser agrees to promptly notify the Adviser and the Sub-Adviser of trade errors made by the Sub-Subadviser in connection with its management of the Fund Account.

(j)  The Sub-Subadviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Subadviser will provide the Fund, the Adviser and the Sub-Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)  The Sub-Subadviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Subadviser shall notify the Adviser and the Sub-Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Subadviser determines has had a material impact on its operations and that requires the Sub-Subadviser to implement any procedures under such plan.

(l)  The Sub-Subadviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Subadviser and, in the event the Sub-Subadviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in material disruption to operating systems including trading functions, or unauthorized access to and/or use by third parties of the confidential information of the Fund, the Adviser or the Sub-Adviser (each, a “Cybersecurity Breach”), the Sub-Subadviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser, the Sub-Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Subadviser’s regulator(s).

11.  Services Not Exclusive. The services furnished by the Sub-Subadviser hereunder are not to be deemed to be exclusive, and the Sub-Subadviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Subadviser, the Trust, the Adviser and the Sub-Adviser.

12.  Confidentiality. Subject to the duty of the Sub-Subadviser and the Sub-Adviser to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Subadviser, the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Subadviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 12 shall survive any termination of this Agreement.

13.  Duration and Termination.

(a)  Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Fund, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)  This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Sub-Subadviser.

(c)  This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser immediately upon written notice to the Sub-Subadviser.

(d)  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Subadviser, or upon the termination of the Sub-Advisory Agreement as it relates to the Fund.

(e)  This Agreement may be terminated at any time by the Sub-Subadviser on ninety (90) days’ written notice to the Fund and the Sub-Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Subadviser to the Fund and the Sub-Adviser arising prior to termination.

14.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify this Agreement without a shareholder vote). Notwithstanding the foregoing, Schedule B and Schedule C to this Agreement may be amended from time to time by the Sub-Adviser by notice to and acceptance by the Sub-Subadviser.

15.  Third-Party Beneficiaries. The only parties to this Agreement are the Sub-Adviser and the Sub-Subadviser, and the Trust, the Adviser and the Sub-Adviser are the only beneficiaries of the Sub-Subadviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

16.  Limitation of Trustee and Shareholder Liability. The Sub-Subadviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that obligations (if any) of the Trust to the Sub-Subadviser shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations of the Trust shall be limited to the respective assets of the Fund. The Sub-Subadviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

17.  Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

18.  Reference to the Sub-Subadviser. The Sub-Adviser shall not provide approval of any representations regarding the Sub-Subadviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Subadviser, which consent shall not be unreasonably withheld. If the Sub-Subadviser has not notified the Sub-Adviser of its disapproval of sample materials within three (3) business days after its receipt thereof, such materials shall be deemed approved. Notwithstanding the foregoing, the Sub-Subadviser’s consent is deemed given hereby for Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Subadviser pursuant to this Agreement that identifies the Sub-Subadviser or any of its affiliates as sub-adviser(s) to the Fund.

19.  No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

20.  Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

21.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

22.  Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Subadviser or Sub-Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein).

All notices provided to Sub-Adviser will be sent to:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Attn: Steve Paddon

Email: spaddon@westwoodgroup.com

With copies to:

Julie Gerron, General Counsel

Email: jgerron@westwoodgroup.com

All notices provided to the Sub-Subadviser will be sent to:

Broadmark Asset Management LLC

1808 Wedemeyer Street, Suite 210

San Francisco, CA 94129

Attn: Laura Hespe

Email: lhespe@broadmarkasset.com

With copies to:

Christopher J. Guptill, Chief Investment Officer & Co-CEO

Email: cguptill@broadmarkasset.com

and

Julie Gerron, General Counsel

Email: jgerron@westwoodgroup.com

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date of consummation of the announced transaction in which the Sub-Adviser is to acquire a substantial minority or majority interest in the Sub-Subadviser.

WESTWOOD MANAGEMENT CORP.

By:
Name:
Title:

BROADMARK ASSET MANAGEMENT LLC

By:
Name:
Title: